UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 August 25, 2006
                Date of Report (Date of earliest event reported)

                        FIRST CAPITAL INTERNATIONAL, INC.
                 (Name of small business issuer in its charter)

                 DELAWARE                            76-0582435
      (State or other jurisdiction of     (IRS Employer Identification No.)
       incorporation or organization)


                 5120 WOODWAY, SUITE 9000, HOUSTON, TEXAS 77056
                    (Address of principal executive offices)

                                 (713)  629-4866
                           (Issuer's telephone number)


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ITEM 5.02 ELECTION OF DIRECTORS

On August 23, 2006, the Board of Directors unanimously approved the appointment of Cathy K. George to our Board of Directors. On August 25, 2006, Ms. George accepted the appointment and became our Director.

Ms. George has extensive experience in real estate investments and residential renovation and resale. For the last 10 years Ms. George has been the President and the owner of Wincat, Inc., a Houston based real estate company.

There are no arrangements or understanding between the Company and Ms. George. As of August 25, 2006, Ms. George was the beneficial owner of 184,668 shares of our common stock, which represents 0.6% of our outstanding common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRST CAPITAL INTERNATIONAL, INC.
Date:  August 28, 2006
                                        By:  /s/  Alex Genin
                                        ----------------------------------------
                                        Alex  Genin
                                        Chief Executive Officer and Director